Exhibit 10.2

AMENDMENT 1 TO THE COLLABORATION AGREEMENT

BETWEEN

CERTAINTY THERAPEUTICS, INC.

AND

H. LEE MOFFITT CANCER CENTER AND RESEARCH INSTITUTE, INC.

Moffitt Agreement Identifier:  Anixa-CERTainty Contract (Conejo-Garcia) 17-0173

Project Title:  Development of CAR-T/CER-T Therapies for Ovarian and Prostate Cancer

Moffitt Principle Investigator:  Dr. Jose Conejo-Garcia

The Agreement described above was previously entered into on November 17, 2017 (hereinafter "Effective Date) by and between H. Lee Moffitt Cancer Center and Research Institute, Inc. a non-profit Florida corporation organized pursuant to Section 1004.43, Florida Statutes, whose address is 12902 Magnolia Drive, Tampa, Florida 33612 ("Moffitt") and Certainty Therapeutics, Inc., a corporation duly organized under the laws of Delaware whose address is 3150 Almaden Expressway, Suite 250, San Jose, California 95118 (hereinafter "Company"). Moffitt and Company are hereinafter referred to individually as "Party" and collectively as "Parties."

WHEREAS, Moffitt requests an extension of the Agreement end date from November 17, 2019 to November 17, 2020; and

WHEREAS, Company agrees to Moffitt’s extended participation in the investigation set forth in the Research Plan attached as Exhibit B to the original Agreement; and

WHEREAS, Moffitt and Company agree this amendment will continue to be governed by the Research Plan and milestone payment schedule defined in the original Agreement.

WHEREAS, Moffitt and Company agree to this modification as set forth by procedures described in Section 13.9 of the original Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated herein as covenants, and the mutual promises herein made and exchanged, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Moffitt agree to the following modification:

ARTICLE 7     Term and Termination.

            7.1       This Agreement will commence as of the Effective Date set forth in the first paragraph of this Agreement and unless terminated otherwise as provided herein, this Agreement will expire thirty-six (36) months from such date, unless extended upon mutual written agreement of the Parties (“Term”).

CERTAINTY THERAPEUTICS, INC.		H. LEE MOFFITT CANCER CENTER AND RESEARCH INSTITUTE, INC.

BY:	/s/ Amit Kumar	BY:	/s/ Margaret J. Fonner
Name:	Amit Kumar	Name:	Margaret J. Fonner
Title:	Chief Executive Officer (CEO)	Title:	Director, Office of Sponsored Research